KEYSTONE MUTUAL FUNDS

Keystone Large Cap Growth Fund
Class A

February 26, 2010

Supplement to the Prospectus and Statement of Additional Information
dated October 30, 2009

Cornerstone Capital Management, Inc. (the “Adviser”), has recommended, and the Board of Trustees has approved, the elimination of the front-end sales charge of 4.25% on the Keystone Large Cap Growth Fund’s (the “Fund”) Class A shares and the reduction of the total fee payable under the Rule 12b-1 Distribution and Servicing Plan on Class A shares from 0.30% to 0.25%.  In conjunction with the reduction in the Rule 12b-1 fees, the expense limitation for the Fund’s Class A shares will also be reduced by 0.05% from 1.50% to 1.45% of the Fund’s average net assets.

Accordingly, effective March 1, 2010, the portion of the “Fund Fees and Expense” section that relates to the Fund’s Class A shares, beginning on page 8 of the Fund’s Prospectus, is deleted and replaced with the following:

Shareholder Fees (1) (fees paid directly from your investment)	Class A Shares
Maximum sales charge (load) imposed on purchases…........…………………………………..…	None
Maximum deferred sales charge (load)…………………………………………………………..….	None
Redemption Fee………………………………………………………………………………….……	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A Shares
Management Fees…………………………………………………………………………………….	0.70%
Distribution and/or service (12b-1) Fees…………………………………………………………...	0.25%
Other Expenses (2)………………………………………….…………………………………………	0.54%
Total Annual Fund Operating Expenses……………………………………………………………	1.49%
Less: Expense reduction/reimbursement………………........………………………………………	0.04%
Net Expenses (3)……………………………………………..…………………………………………	1.45%

Example

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same.  Please note that the one-year figure below is based on the Fund’s net expenses after giving effect to the expense limitation in the agreement described above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1

	1 Year	3 Years	5 Years	10 Years
Class A	$148	$467	$809	$1,776

(1)           You will be assessed a $25 fee for a returned check or stop payment order by the Fund’s transfer agent.  If a shareholder requests that a redemption be made by wire transfer, currently a $15.00 fee is charged.

(2)           Includes Acquired Fund Fees and Expenses (“AFFE”) of less than 0.01%.  The addition of the AFFE did not change the expense ratios.  Other expenses for Class I shares are based on the actual fiscal year ended June 30, 2009 other expenses of the Class A and Class C shares.

(3)           The Fund and the Adviser have entered into an Expense Limitation Agreement which requires the Adviser to reduce its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses for the Class A, Class C, and Class I shares do not exceed 1.45%, 2.20%, and 1.20%, respectively, of the Fund’s average net assets, excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses, until October 31, 2010.  Prior to March 1, 2010, the Expense Limitation Agreement required the Adviser to reduce its fees and/or absorb expenses of the Fund’s Class A shares to ensure that Total Annual Operating Expenses did not exceed 1.50% of the Fund’s average net assets.  The Adviser may request a reimbursement of any reduction in advisory fees or payment of expenses made by the Adviser within three years following the year to which the reduction or payment relates if the Fund’s expenses are less than the above limit agreed to by the Fund.  Any such reimbursement is subject to Board of Trustees review and approval.

The Fund is responsible for its own operating expenses.  Pursuant to an Expense Limitation Agreement, the Adviser has agreed to reduce its fees and/or pay expenses of the Fund to ensure that the total amount of Fund normal operating expenses for Class A shares does not exceed 1.45%, for Class C shares does not exceed 2.20%, and for Class I shares does not exceed 1.20%, of the Fund’s average daily net assets until October 31, 2010.  Any reduction in advisory fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent fiscal years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.  In addition, any such reimbursement from the Fund to the Adviser will be subject to the applicable limitation on Fund expenses.  This agreement may be terminated by the Adviser only with the approval of the Fund’s Board of Trustees.

Additionally, effective March 1, 2010, the second to last paragraph of the section entitled “Distributor and Distribution Plan” in the Statement of Additional Information is deleted and replaced with the following:

Under the Plan, Class C of the Fund provides for the additional payment of a distribution fee to the Distributor, equal on an annual basis to 0.75% of the average daily net assets attributable to Class C.  The fee is designed to compensate the Distributor for advertising, marketing, and distributing the Class C shares, including the provision of initial and ongoing sales compensation to the Distributor’s sales representative and to other broker-dealers and financial institutions with which the Distributor has entered into selling arrangements.

Effective March 1, 2010, all other references contained in the Fund’s Prospectus and Statement of Additional Information to the Fund’s Class A shares regarding its front-end sales charge, Rule 12b-1 fees or expense limitation are superseded by the updated information contained in this Supplement.

Please retain this Supplement with your
Prospectus and Statement of Additional Information for future reference.